UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 16, 2011

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Balchem Corporation (the “Company”) held its Annual Meeting of Stockholders on June 16, 2011 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of three Class 3 Directors to serve until the annual Company’s meeting of stockholders in 2014 and until their respective successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld
David Fischer	24,229,780	153,299
Perry Premdas	24,232,840	150,239
Dr. John Televantos	23,829,814	553,265

(ii)           Approval of an amendment to the Company’s Restated Articles of Incorporation, which increases the total number of shares of common stock which the Company has authority to issue from sixty million (60,000,000) shares to one hundred twenty million (120,000,000) shares:  21,002,019 shares in favor, 6,512,189 shares against, 37,913 shares abstaining.

(iii)         Ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:  27,512,681 shares in favor, 29,071 shares against, 10,369 shares abstaining and 0 broker non-votes.

 (ii)         Advisory vote to approve the Company’s executive compensation: 23,193,129 shares in favor, 1,144,574 shares against, 45,376 shares abstaining and 3,169,042 broker non-votes.

(iii)         Advisory vote on the frequency of future advisory votes on executive compensation: 12,882,240 shares for every 1 year, 271,154 shares for every 2 years, 11.187,613 shares for every 3 years, 42,072 shares abstaining and 3,169,042 broker non-votes.

Item 5.03  Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2011, the Company amended its Restated Articles of Incorporation by filing with the Maryland Department of Assessments and Taxation, Articles of Amendment to the Company’s Restated Articles of Incorporation (the “Articles of Amendment”).  The Articles of Amendment were approved by holders of the Company’s Common Stock at the Annual Meeting. The terms and conditions of the Articles of Amendment are described under the heading “Proposal No. 2 – Approval of Amendment to the Company’s Restated Articles of Incorporation” in the Proxy Statement, which description is hereby incorporated by reference and is qualified in its entirety by the terms and provisions of the Articles of Amendment, which is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

3.1	Balchem Corporation Articles of Amendment (incorporated by reference to Exhibit A to the Company’s definitive proxy statement on Schedule 14A filed with the Commission on April 28, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Francis J. Fitzpatrick
Francis J. Fitzpatrick
Chief Financial Officer

Dated: June 22, 2011

Exhibit Index

Exhibit Number	Description

3.1	Balchem Corporation Articles of Amendment (incorporated by reference to Exhibit A to the Company’s definitive proxy statement on Schedule 14A filed with the Commission on April 28, 2011)